SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 31, 2003 February 1, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 816-7496

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the January 31, 2003 Distribution Date for the CorTS Trust for SunAmerica Debentures
2.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Xerox Capital Trust I
3.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Southern Company Capital Trust I
4.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Chrysler Debentures
5.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Sherwin-Williams Debentures
6.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust II for Chrysler Debentures
7.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust II for Sherwin-Williams Debentures
8.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Bristol-Myers Squibb Debentures
9.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Great Western Financial Trust II
10.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11
11.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust C 1998-6
12.	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust III for Sherwin-Williams Debentures

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

April 4, 2003

EXHIBIT INDEX

Exhibit	Page

1	Trustee's Report with respect to the January 31, 2003 Distribution Date for the CorTS Trust for SunAmerica Debentures	6

2	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Xerox Capital Trust I	7

3	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Southern Company Capital Trust I	8

4	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Chrysler Debentures	9

5	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Sherwin-Williams Debentures	10

6	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust II for Chrysler Debentures	11

7	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust II for Sherwin-Williams Debentures	12

8	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Bristol-Myers Squibb Debentures	13

9	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust for Great Western Financial Trust II	14

10	Trustee's Report with respect to the February 1, 2003 Distribution Date for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11	15

11	Trustee's Report with respect to the February 1, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust C 1998-6	16

12	Trustee's Report with respect to the February 1, 2003 Distribution Date for CorTS Trust III For Sherwin-Williams Debentures	17

Exhibit 1

To the Holders of:
CorTS Trust for SunAmerica Debentures
6.70% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082A201      Class:   A
*CUSIP:  22082AAA0    Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for SunAmerica Debentures, hereby gives notice with respect to the Distribution Date of January 31, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per Class A $25 Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class A B	Principal $0.000000 $0.000000	Interest $ 0.837500 $ 2.841550	Total Distribution $ 0.837500 $ 2.841550

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 95,682,000 aggregate principal amount of SunAmerica Inc. 5.60% Debentures due July 31, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,874,285 Class A Certificates representing $ 71,857,125 aggregate Certificate Principal Balance and $ 95,682,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for Xerox Capital Trust I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 220804207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Xerox Capital Trust I, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.000000	Total Distribution $ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 27,000,000 aggregate principal amount of Xerox Capital Trust I 8% Series B Capital Securities due February 1, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,080,000 Certificates representing $ 27,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust for Southern Company Capital Trust I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080N205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Southern Company Capital Trust I, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.023750	Total Distribution $ 1.023750

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 29,000,000 aggregate principal amount of Southern Company Capital Trust I 8.19% Exchange Capital Securities due February 1, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,160,000 Certificates representing $ 29,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust for Chrysler Debentures
Daimler Chrysler 8.0% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081E204

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Chrysler Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.000000	Total Distribution $ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 69,680,000 aggregate principal amount of Daimler Chrysler Corporation, f/k/a Chrysler Corporation 7.45% Debentures due February 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,595,580 Certificates representing $ 64,889,500 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust for Sherwin-Williams Debentures
7.5% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081H207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.937500	Total Distribution $ 0.937500

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 25,600,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,017,173 Certificates representing $ 25,429,325 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of:
CorTS Trust II for Chrysler Debentures
DaimlerChrysler 7.875% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081L208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Chrysler Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.984375	Total Distribution $ 0.984375

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 75,000,000 aggregate principal amount of DaimlerChrysler Corporation, f/k/a Chrysler Corporation 7.4% Debentures due August 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,819,047 Certificates representing $ 70,476,175 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 7

To the Holders of:
CorTS Trust II for Sherwin-Williams Debentures
7.625% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081U208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.953125	Total Distribution $ 0.953125

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 26,000,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,016,131 Certificates representing $ 25,403,275 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 8

To the Holders of:
CorTS Trust for Bristol-Myers Squibb Debentures
6.80% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082B209      Class:  A
*CUSIP:  22082BAA8    Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Bristol-Myers Squibb Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates is as set forth below:

Class A B	Principal $0.000000 $0.000000	Interest $ 0.850000 $ 0.375000	Total Distribution $ 0.850000 $ 0.375000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 54,500,000 aggregate principal amount of Bristol-Myers Squibb Company 6.875% Debentures due August 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,180,000 Class A Certificates representing $ 54,500,000 aggregate Certificate Principal Balance and $ 54,500,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 9

To the Holders of:
CorTS Trust for Great Western Financial Trust II
Washington Mutual 7.625% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:   22080P200      Class:  A
*CUSIP:  22081TAA0    Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Great Western Financial Trust II, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates is as set forth below:

Class A B	Principal $0.000000 $0.000000	Interest $ 0.953125 $ 2.905000	Total Distribution $ 0.953125 $ 2.905000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 26,200,000 aggregate principal amount of Great Western Financial Trust II 8.206% Capital Securities, Series A due February 1, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,048,000 Class A Certificates representing $ 26,200,000 aggregate Certificate Principal Balance and $ 26,200,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 10

To the Holders of:
TIERS Principal-Protected Trust Certificates, Series PXT 2000-11
*CUSIP: 886525AA2

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Principal $0.000000	Interest $ 44.250000	Total Distribution $ 44.250000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 25,000,000 aggregate principal amount of PXRE Capital Trust I 8.85% Capital Trust Pass-through Securities (the “Term Assets”) and $25,000,000 principal amount U.S. Treasury STRIPS due February 15, 2027 are held for the above trust.

5.	At the close of business on the Distribution Date, $25,000,000 aggregate Principal Amount of TIERS Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 11

To the Holders of:
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
*CUSIP:  871928BL0     Class:  ZTF Class
*CUSIP:  871928BM8    Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Series C 1998-6, hereby gives notice with respect to the Distribution Date of February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.000000 $ 15.869590	Interest $ 0.000000 $ 28.978895	Total Distribution $ 0.000000 $ 44.848485

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 50,000,000.00 aggregate principal amount of Chrysler Corporation 7.40% Debentures due August 1, 2097 (the “Term Assets”) are held for the above trust.

5.	The aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $50,000,000.00 $35,568,997.76

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 12

To the Holders of:
CorTS Trust III for Sherwin-Williams Debentures
7.25% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081Y200     Class:  A
*CUSIP:  22081YAA9    Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates is as set forth below:

Class A B	Principal $0.000000 $0.000000	Interest $ 0.906250 $ 1.000000	Total Distribution $ 0.906250 $ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 74,900,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,996,000 Class A Certificates representing $ 74,900,000 aggregate Certificate Principal Balance and $ 74,900,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.